Exhibit 10.2

EXECUTION VERSION

ADDITIONAL CREDIT EXTENSION AMENDMENT

(AMENDMENT NO. 5 TO CREDIT AGREEMENT)

ADDITIONAL CREDIT EXTENSION AMENDMENT (AMENDMENT NO. 5 TO CREDIT AGREEMENT) (this “Fifth Amendment”) dated as of September 24, 2015 to the Credit Agreement dated as of December 12, 2012 (as amended by Amendment No. 1 to the Credit Agreement dated as of March 13, 2013, Amendment No. 2 to the Credit Agreement dated as of May 16, 2013, Amendment No. 3 to the Credit Agreement dated as of July 11, 2013 and Amendment No. 4 to the Credit Agreement dated as of October 17, 2014, the “Credit Agreement”), among TEMPUR SEALY INTERNATIONAL, INC. (formerly known as Tempur-Pedic International Inc., the “Parent”), TEMPUR-PEDIC MANAGEMENT, LLC (the “Lead Borrower”), TEMPUR-PEDIC NORTH AMERICA, LLC and TEMPUR PRODUCTION USA, LLC, each as a Borrower, the Guarantors identified therein, each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, Swingline Lender and L/C Issuer.

WHEREAS, pursuant to Section 2.20 of the Credit Agreement, the Lead Borrower has requested Refinancing Term Loans in the form of the Term B-2 Loans (as defined below) to refinance a portion of the Term B Loans outstanding immediately prior to the Fifth Amendment Effective Date (as defined below);

WHEREAS, in accordance with Section 2.20 of the Credit Agreement, each of the entities listed on Schedule 1 hereto under the column “Term B-2 Lenders” (collectively, the “Term B-2 Lenders”) has agreed, on the terms and conditions set forth herein, to provide a Term B-2 Loan on the Fifth Amendment Effective Date in an amount equal to its Term B-2 Commitment (as defined below); and

WHEREAS, the proceeds of the Term B-2 Loans will be applied to refinance a portion of the Term B Loans outstanding on the Fifth Amendment Effective Date immediately prior to the effectiveness of this Fifth Amendment, pro rata to all such Term B Loans (the “Refinanced Term B Loans”), which shall constitute Refinanced Term Loans for purposes of Section 2.20 of the Credit Agreement;

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended by this Fifth Amendment (the “Amended Credit Agreement”).

ARTICLE II

REFINANCING TRANSACTIONS

Section 2.01 Refinancing Transactions.

(a) Subject to the terms and conditions set forth herein, each Term B-2 Lender severally agrees to make a Term B-2 Loan (the “Term B-2 Loans”) to the Borrowers on the Fifth Amendment Effective Date in a principal amount equal to its Term B-2 Commitment. The “Term B-2 Commitment” of any Term B-2 Lender will be the amount set forth opposite such Term B-2 Lender’s name on Schedule 1 hereto. On the Fifth Amendment Effective Date, 100% of the net cash proceeds of the Term B-2 Loans shall be applied to refinance the Refinanced Term B Loans in an equal principal amount (the “Refinancing”).

(b) Each Term B-2 Lender and the Administrative Agent acknowledges and agrees that (i) the notice required by Section 2.20(a) of the Credit Agreement is sufficiently provided hereby, (ii) notwithstanding Section 2.02(a) of the Credit Agreement, the Borrowers shall provide at least one Business Day’s notice for any Term B-2 Loans that are to be Eurocurrency Rate Loans and (iii) Section 3.05(a) shall not apply to any full refinancing of the Term B-2 Loans.

ARTICLE III

AMENDMENTS TO THE CREDIT AGREEMENT

Section 3.01 Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Fifth Amendment Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example:) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties. To induce the other parties hereto to enter into this Fifth Amendment, each Credit Party represents and warrants for itself and not any other Credit Party to each other party hereto, on and as of the Fifth Amendment Effective Date, that the following statements are true and correct in all material respects on and as of the Fifth Amendment Effective Date:

(a) The execution, delivery and performance by each Credit Party of this Fifth Amendment, and the performance of the Amended Credit Agreement, have been duly authorized by all necessary corporate or other organizational action, and do not and will not contravene the terms of any of such Credit Party’s Organization Documents.

(b) This Fifth Amendment has been duly executed and delivered by each Credit Party. Each of this Fifth Amendment and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Credit Party, enforceable against each Credit Party in accordance with its terms, except to the extent the enforceability thereof may be limited by applicable Debtor Relief Laws affecting creditors’ rights generally and by equitable principles of law (regardless of whether enforcement is sought in equity or at law).

(c) The representations and warranties of the Borrowers and each other Credit Party contained in Article 6 of the Credit Agreement or any other Credit Document are true and correct in all material respects on and as of the Fifth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and, except that for purposes of this paragraph, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) respectively, of Section 7.01 of the Credit Agreement.

(d) As of the Fifth Amendment Effective Date, no Default or Event of Default shall exist immediately before or immediately after giving effect to this Fifth Amendment, the incurrence of the Term B-2 Loans and the application of the proceeds thereof to refinance Refinanced Term B Loans.

ARTICLE V

CONDITIONS TO EFFECTIVENESS

Section 5.01 Fifth Amendment Effective Date. This Fifth Amendment shall become effective as of the first date (the “Fifth Amendment Effective Date”) on which each of the following conditions shall have been satisfied (provided that the Fifth Amendment Effective Date shall occur, if at all, prior to September 30, 2015):

(a) Execution and Delivery of this Fifth Amendment. The Administrative Agent shall have received a counterpart signature page of this Fifth Amendment duly executed by each of the Credit Parties, the Term B-2 Lenders and the Administrative Agent.

(b) Payment of Amounts Due.

(i) Concurrently with the making of the Term B-2 Loans hereunder, (a) the Refinanced Term B Loans shall be refinanced in full, in an aggregate principal amount (for the avoidance of doubt) equal to the aggregate principal amount of the Term B-2 Loans and (b) (i) all accrued interest, fees and other amounts accrued under the Credit Agreement prior to the Fifth Amendment Effective Date in connection therewith and (ii) all fees required to be paid on or before the Fifth Amendment Effective Date to the Administrative Agent, any Arranger or any Lender (if any) shall be paid in full; and

(ii) The Administrative Agent shall have received payment of all reasonable and documented fees and expenses of counsel for the Administrative Agent as set forth in Section 11.04 of the Credit Agreement.

(c) Notes. If requested by any Term B-2 Lender at least three (3) Business Days prior to the Fifth Amendment Effective Date, the Administrative Agent shall have received a Term B Note executed by the Borrowers in favor of such Term B-2 Lender and reflecting the relevant Term B-2 Loan;

(d) Opinions of Counsel. The Administrative Agent, on behalf of itself and the Term B-2 Lenders, shall have received opinions of legal counsel to the Credit Parties in form and substance satisfactory to the Administrative Agent (which shall cover, in any event, (i) authority, (ii) legality, validity, binding effect and enforceability of this Fifth Amendment, the Commitment Letter and any other documents executed in connection herewith (collectively, with the Fifth

Amendment, the “Fifth Amendment Documents”), (iii) non-contravention of the Fifth Amendment Documents and the transactions contemplated thereby with the Organization Documents, specified material agreements (including the Credit Agreement) and applicable Law, and (iv) reaffirmation of security interests).

(e) Organization Documents, Resolutions, Etc. The Administrative Agent shall have received the following:

(i) copies of the Organization Documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Fifth Amendment Effective Date (or a certificate of a Responsible Officer certifying that there have been no changes to such documents and certificates since May 16, 2013 or, if any changes have been made, appending such amendments to such certificate and certifying that the attached is a true and complete copy of such documents);

(ii) certificates of resolutions or other action and incumbency certificates of Responsible Officers of each Credit Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Fifth Amendment (or a certificate of a Responsible Officer certifying that there have been no changes to such documents and certificates since May 16, 2013); and

(iii) good standing certificates for each Credit Party as of recent date in its state of organization or formation.

(f) Loan Notice. Receipt by the Administrative Agent of a Loan Notice requesting the borrowing of the Term B-2 Loans on the Fifth Amendment Effective Date in accordance with the requirements of Section 2.02 of the Credit Agreement, as modified by Section 2.01(b) above.

(g) New Notes Issuance. The 5.625% senior notes of the Parent contemplated to be issued on the date of financing of the Term B-2 Loans shall have settled and been issued for net cash proceeds not less than the aggregate principal amount of the Term B-2 Loans.

(h) Representations and Warranties; No Default. The representations and warranties set forth in clauses (c) and (d) of Section 4.01 above shall be true and correct on the Fifth Amendment Effective Date.

Section 5.02 Effects of this Fifth Amendment.

(a) Except as expressly set forth herein, this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the existing Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(b) From and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as amended hereby. This Fifth Amendment shall constitute a “Credit Document” and an “Additional Credit Extension Amendment” for all purposes of the Credit Agreement and the other Credit Documents.

(c) Each Term B-2 Lender shall be a Lender for purposes of the Credit Documents.

ARTICLE VI

REAFFIRMATION

Section 6.01 Reaffirmation. Notwithstanding the effectiveness of this Fifth Amendment and the transactions contemplated hereby, (i) each Credit Party acknowledges and agrees that each Credit Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Credit Agreement with respect to all of the Obligations.

ARTICLE VII

MISCELLANEOUS

Section 7.01 Governing Law. THIS FIFTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FIFTH AMENDMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.02 Costs and Expenses; Indemnity. The Borrowers agree (i) to reimburse the Administrative Agent and each Term B-2 Lender for its actual and reasonable costs and expenses in connection with this Fifth Amendment to the extent required pursuant to Section 11.04 of the Credit Agreement and (ii) that the indemnification provisions of Section 11.04 of the Credit Agreement shall apply for the benefit of each Term B-2 Lender and each of its Related Parties (as defined in the Credit Agreement) as “Indemnitees” and that each such Person shall constitute an Indemnitee, in each case regardless of whether any Term B-2 Loan is made hereunder, and shall in any event extend to this Amendment and the other Fifth Amendment Documents (including without limitation the related Commitment Letter) and the transactions contemplated thereby, including without limitation the making of the Term B-2 Loans, the use of proceeds thereof and any other actions taken by the Term B-2 Lender or any of its Related Parties in connection therewith, in each case as fully as set forth in Section 11.04.

Section 7.03 Counterparts; Effectiveness. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Fifth Amendment shall be effective as delivery of an original executed counterpart of this Fifth Amendment.

Section 7.04 Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[The remainder of this page intentionally left blank].

Tempur Sealy International, Inc.

By:	/s/ BARRY A. HYTINEN
Name:	Barry Hytinen
Title:	Executive Vice President and Chief
Financial Officer

Tempur-Pedic Management, LLC
Tempur World, LLC
Tempur-Pedic Manufacturing, Inc.
Tempur Production USA, LLC
Dawn Sleep Technologies, Inc.
Tempur-Pedic Sales, Inc.
Tempur-Pedic North America, LLC
Tempur-Pedic Technologies, Inc.
Tempur-Pedic America, LLC
Sealy Corporation
Sealy Mattress Corporation
Sealy Mattress Company
Sealy Mattress Company of Puerto Rico
Ohio-Sealy Mattress Manufacturing Co.
Sealy Mattress Company of Kansas City, Inc.
Sealy Mattress Company of Illinois
A. Brandwein & Co.
Sealy Mattress Company of Albany, Inc.
Sealy of Maryland and Virginia, Inc.
Sealy of Minnesota, Inc.
Sealy, Inc.
The Ohio Mattress Company Licensing and Components Group
Sealy Mattress Manufacturing Company, Inc.
Sealy Technology LLC
Sealy Texas Management, Inc.
Tempur Sealy International Distribution, LLC, as Guarantors

By:	/s/ BARRY A. HYTINEN
Name:	Barry Hytinen
Title:	Authorized Officer

BANK OF AMERICA, N.A., as Administrative Agent and Term B-2 Lender

By:	/s/ THOMAS C. KILCREASE JR.
Name:	Thomas C. Kilcrease Jr.
Title:	Senior Vice President

Schedule 1

Term B-2 Commitments

Term B-2 Lender	Term B-2 Commitment
Bank of America, N.A.	$443,812,500.00

S-1

Exhibit A

[Amendments to Credit Agreement attached]

S-2